UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 18, 2004

Date of Report (Date of earliest event reported)

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24939	95-4703316
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

415 Huntington Drive, San Marino, California 91108
(Address of principal executive offices) (Zip Code)

(626) 799-5700
(Registrant’s telephone number, including area code)

TABLE OF CONTENTS

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.	REGULATION FD DISCLOSURE

SIGNATURE

EXHIBIT 99.1

East West Bancorp, Inc.
Current Report on Form 8-K

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  The following exhibits are included with this Report:

Exhibit 99.1                                    Press Release, dated May 18, 2004, issued by East West Bancorp, Inc.

ITEM 9.  REGULATION FD DISCLOSURE

On May 18, 2004, East West Bancorp, Inc. announced via press release its two-for-one stock split in the form of a 100% stock dividend.  A copy of the related press release is attached hereto as Exhibit 99.1.  This Form 8-K and the attached exhibit are provided under Item 9 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2004

EAST WEST BANCORP, INC.

	By:	/s/ Julia Gouw

JULIA GOUW
Executive Vice President and Chief Financial Officer